Return Stacked Bonds & Merger Arbitrage ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 40.3%	Shares	Value
Biotechnology - 10.7%
Astria Therapeutics, Inc. (a)(b)	61,560	$777,503
Avidity Biosciences, Inc. (a)(b)	25,810	1,802,828
		2,580,331

Computers - 4.6%
Cantaloupe, Inc. (a)(b)	105,412	1,113,151

Machinery-Diversified - 12.5%
Chart Industries, Inc. (a)(b)	15,121	3,018,454

Telecommunications - 12.5%
Frontier Communications Parent, Inc. (a)(b)	80,246	3,030,089
TOTAL COMMON STOCKS (Cost $9,640,215)		9,742,025

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 57.8%
First American Government Obligations Fund - Class X, 4.03% (b)(c)(d)	13,954,837	13,954,837
TOTAL MONEY MARKET FUNDS (Cost $13,954,837)		13,954,837

TOTAL INVESTMENTS - 98.1% (Cost $23,595,052)		23,696,862
Other Assets in Excess of Liabilities - 1.9%		459,498
0.0%	0.0%	$24,156,360

Percentages are stated as a percent of net assets.	–%

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged as collateral for futures contracts. The fair value of assets committed as collateral as of October 31, 2025 is $20,562,833.
(c)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(d)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Return Stacked Bonds & Merger Arbitrage ETF
Schedule of Securities Sold Short
October 31, 2025 (Unaudited)

COMMON STOCKS - (1.1)%	Shares	Value
Biotechnology - (1.1)%
BioCryst Pharmaceuticals, Inc.	(36,396)	$(266,419)
TOTAL COMMON STOCKS (Proceeds $248,383)		(266,419)

TOTAL SECURITIES SOLD SHORT - (1.1)% (Proceeds $248,383)		$(266,419)

Percentages are stated as a percent of net assets.

Return Stacked Bonds & Merger Arbitrage ETF
Schedule of Futures Contracts
October 31, 2025 (Unaudited)
The Return Stacked Bonds & Merger Arbitrage ETF had the following futures contracts outstanding with StoneX.
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	54	12/19/2025	$6,084,281	$36,038
U.S. Treasury 2 Year Notes	29	12/31/2025	6,039,023	1,204
U.S. Treasury 5 Year Notes	55	12/31/2025	6,006,602	12,195
U.S. Treasury Long Bonds	51	12/19/2025	5,982,938	136,818
Net Unrealized Appreciation (Depreciation)		$ –	$–	$186,255

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Return Stacked Bonds & Merger Arbitrage ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$9,742,025	$–	$–	$9,742,025
Money Market Funds	13,954,837	–	–	13,954,837
Total Investments	$23,696,862	$–	$–	$23,696,862

Other Financial Instruments: (a)
Futures Contracts	$186,255	$–	$–	$186,255
Total Other Financial Instruments	$186,255	$–	$–	$186,255

Liabilities:
Investments:
Common Stocks	$(266,419)	$–	$–	$(266,419)
Total Investments	$(266,419)	$–	$–	$(266,419)

(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to the Schedule of Investments for further disaggregation of investment categories.